Exhibit 99.1
SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11

INSIGHT HEALTH SERVICES HOLDINGS CORP., et al.,[1]	Case No: 10-16564 (AJG)

Debtors	Jointly Administered
MONTHLY OPERATING REPORT FOR THE PERIOD FROM
DECEMBER 10, 2010 TO DECEMBER 31, 2010

DEBTORS’ ADDRESS:	26250 Enterprise Court, Suite 100
Lake Forest, California 92630

DEBTORS’ ATTORNEYS:	James H.M. Sprayregen, P.C.
Edward O. Sassower
KIRKLAND & ELLIS LLP
601 Lexington Avenue
New York, New York 10022
- and -
Ryan Blaine Bennett
Paul Wierbicki
KIRKLAND & ELLIS LLP
300 North LaSalle Street
Chicago, Illinois 60654

REPORT PREPARER:	INSIGHT HEALTH SERVICES HOLDINGS CORP., et al.,[1]
The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lake Forest, California	/s/ Keith S. Kelson

Dated: January 21, 2011	Keith S. Kelson
Executive Vice President & Chief Financial Officer
InSight Health Services Holdings Corp.

1	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: InSight Health Services Holdings Corp. (0028); InSight Health Services Corp. (2770); Comprehensive Medical Imaging Centers, Inc. (6946); Comprehensive Medical Imaging, Inc. (2473); InSight Health Corp. (8857); Maxum Health Services Corp. (5957); North Carolina Mobile Imaging I LLC (9930); North Carolina Mobile Imaging II LLC (0165); North Carolina Mobile Imaging III LLC (0251); North Carolina Mobile Imaging IV LLC (0342); North Carolina Mobile Imaging V LLC (0431); North Carolina Mobile Imaging VI LLC (0532); North Carolina Mobile Imaging VII LLC (0607); Open MRI, Inc. (1529); Orange County Regional PET Center — Irvine, LLC (0190); Parkway Imaging Center, LLC (2858); and Signal Medical Services, Inc. (2413). The location of the Debtors’ corporate headquarters and the Debtors’ service address is: 26250 Enterprise Court, Suite 100, Lake Forest, California 92630.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtors	Reporting Period:	December 31, 2010

		Federal Tax I.D. #	04-3570028

CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts	MOR-1A	X
Schedule of Cash Disbursements	MOR-1B	X
Bank Account Information	MOR-1C	X
Copies of bank statements		X
Cash disbursements journals			X
Statement of Operations	MOR-2A	X
Statement of Operations detail — Reorganization Items	MOR-2B	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Payments to Insiders and Professional	MOR-6	X
Debtor Questionnaire	MOR-7	X
FORM MOR

In re	Insight Health Services Holdings Corp., et al. Debtor	Case No. (Jointly Administrated) Reporting Period:	10-16564 (AJG) December 31, 2010

CORPORATE MONTHLY OPERATING REPORT
GENERAL:
The report includes activity as of and during the reporting period from December 10, 2010 through December 31, 2010, of the following Debtors and related case numbers:

Debtor	Case No.
InSight Health Services Holdings Corp.	10-16564 (AJG)
InSight Health Services Corp.	10-16565 (AJG)
Comprehensive Medical Imaging Centers, Inc.	10-16566 (AJG)
Comprehensive Medical Imaging, Inc.	10-16567 (AJG)
InSight Health Corp.	10-16568 (AJG)
Maxum Health Services Corp.	10-16569 (AJG)
North Carolina Mobile Imaging I LLC	10-16570 (AJG)
North Carolina Mobile Imaging II LLC	10-16571 (AJG)
North Carolina Mobile Imaging III LLC	10-16572 (AJG)
North Carolina Mobile Imaging IV LLC	10-16573 (AJG)
North Carolina Mobile Imaging V LLC	10-16574 (AJG)
North Carolina Mobile Imaging VI LLC	10-16575 (AJG)
North Carolina Mobile Imaging VII LLC	10-16576 (AJG)
Open MRI, Inc.	10-16577 (AJG)
Orange County Regional PET Center — Irvine, LLC	10-16578 (AJG)
Parkway Imaging Center, LLC	10-16579 (AJG)
Signal Medical Services, Inc.	10-16580 (AJG)
General Notes:
The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States (“GAAP”). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.
The unaudited financial statements have been derived from the books and records of Insight Health Services Holdings Corp. (“IHSHC”) and its affiliated debtors (collectively, the “Debtors”). This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures (e.g., tests for asset impairment), the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes normal recurring adjustments but does not include all adjustments that would typically be made for financial information in accordance with GAAP.
The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial positions of the Debtors in the future.
Notes to MOR-1A:
Cash is received as described in the Debtors’ Motion for Entry of Interim and Final Orders (A) Authorizing the Debtors to (I) Continue Using the Cash Management System, (II) Maintain Existing Bank Accounts and Business Forms and (III) Maintain Existing Investment Practices, and (B) Authorizing the Debtors to Continue Intercompany Arrangements and Granting Postpetition Intercompany Claims Administrative Expense Priority (the “Cash Management Motion”) [Docket No. 7] which received final court approval on January 4, 2011 [Docket No. 97] (the “Cash Management Order”) and is consistent with the Debtors’ cash management practices. Cash receipts included in this schedule exclude transfers among the Debtor entities.
Notes to MOR-1B:
Cash disbursements are centralized as described in the Cash Management Motion and are consistent with the Debtors’ cash management practices. Cash disbursements included in this schedule exclude transfers among the Debtor entities.
FORM Notes to MOR
2/2008

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

Notes to MOR-2B:
Interest earned on cash accumulated during the chapter 11 cases, which would not have been earned but for the bankruptcy proceedings, is reported as a reorganization item.
IHSHC’s non-Debtor subsidiaries are included as non-consolidated subsidiaries in the financial statements contained herein. Accordingly, their net income is reflected as “Equity in earnings” in the statement of operations.
Notes to MOR-3:
Intercompany transactions with the Debtors’ non-Debtor subsidiaries are included in the financial statements contained herein and are reflected as “Receivables from Non-Debtor entities” in the balance sheet. These amounts include intercompany accounts receivable/accounts payable, intercompany loans and intercompany interest receivable/payable.
Goodwill for the Debtor entities is not readily determinable. Accordingly, none of IHSHC’s consolidated goodwill is allocated to the Debtor entities.
IHSHC’s non-Debtor subsidiaries are included as non-consolidated subsidiaries in the financial statements contained herein. Accordingly, their net assets are reflected as “Investments in Joint Ventures” in the balance sheet.
Certain amounts included in prepetiton “Other accrued expenses” (as of December 10, 2010) reflect unprocessed accounts payable obligations that are reflected in the “Accounts payable” line items as December 31, 2010.
Notes to MOR-4:
The Debtors have paid and are paying all undisputed post-petition taxes and obligations as they come due.
Notes to MOR-6:
The Debtors have not included any ordinary course transfers or balances between affiliates in this schedule. In the ordinary course of business, the Debtors are obligated to withhold amounts from the paychecks of various regular employees in connection with garnishment orders or other state law withholding orders. The Debtors believe that these amounts do not constitute property of the estate and, accordingly, are not responsive to this question. Moreover, out of concerns for the confidentiality of the Debtors’ employees, the Debtors have not listed any such garnishments in response to this question.
There were no payments to professionals during this reporting period.
Notes to MOR-7:
The Debtors have made payments of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing such payments (e.g., taxes, customer programs, insurance, wages and benefits programs).
The Debtors have paid and are paying all undisputed postpetition taxes and obligations as they come due.
Although the Debtors have not received notices of cancellation or renewal of insurance coverage, such notices are issued in the ordinary course of business. The Debtors continue to renew workers compensation, general liability and other necessary coverages in accordance with the Final Order Authorizing, but Not Directing Debtors to Continue Prepetition Insurance Coverage; Maintain Existing Financing of Insurance Premiums and Enter into New Postpetition Policies and Financing Agreements [Docket No. 100]. The Debtors believe that any ordinary course renewal of such coverage does not constitute an expiration or cancellation thereof.
The Debtors have made payments of prepetition payroll taxes in accordance with the Final Order Authorizing, but Not Directing, Debtors to (A) Pay Certain Prepetition Compensation and Reimbursable Employee Expenses, (B) Pay and Honor Employee Medical and Other Benefits, and (C) Continue Employee Wages and benefits Programs [Docket No. 101] specifically authorizing such payments. The Debtors believe that these amounts do not constitute property of the estate.
FORM Notes to MOR
2/2008

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

Notes to MOR-7 (continued):
Certain post-petition receivables remain due from related parties on account of, and including but not limited to, intercompany transactions, and in accordance with the Cash Management Order authorizing such practices.
On December 14, 2010, the Debtors entered into a credit and guarantee agreement by and among IHSHC, as borrower, and the other guarantors named therein, Bank of America, N.A., as administrative agent, and each of the lenders party thereto (the “DIP Agreement”). The DIP Agreement provides for new money debtor-in-possession financing comprised of a term loan in the aggregate amount of $15.0 million (the “DIP Facility”). On January 4, 2011, the Bankruptcy Court entered the Final Order (I) Authorizing the Debtors to Obtain Financing, Grant Security Interests and Accord Priority Status and Modifying Automatic Stay, and Authorizing the Use of Cash Collateral [Docket No. 105] approving the DIP Agreement. The closing of the DIP Facility occurred on December 14, 2010, and as of December 31, 2010, the Debtors have access to $15.0 million in debtor-in-possession financing.
The Debtors believe that all undisputed post-petition accounts payable have been and are being paid as they become due.
FORM Notes to MOR
2/2008

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

SCHEDULE OF CASH RECEIPTS
(amounts in thousands)

Debtor	Case No.	Amount
InSight Health Services Holdings Corp.	10-16564 (AJG)	$—
InSight Health Services Corp.	10-16565 (AJG)	—
InSight Health Corp.	10-16568 (AJG)	12,881,972
Comprehensive Medical Imaging Centers, Inc.	10-16566 (AJG)	—
Comprehensive Medical Imaging, Inc.	10-16567 (AJG)	—
Maxum Health Services Corp.	10-16569 (AJG)	923,343
North Carolina Mobile Imaging I LLC	10-16570 (AJG)	—
North Carolina Mobile Imaging II LLC	10-16571 (AJG)	—
North Carolina Mobile Imaging III LLC	10-16572 (AJG)	—
North Carolina Mobile Imaging IV LLC	10-16573 (AJG)	—
North Carolina Mobile Imaging V LLC	10-16574 (AJG)	—
North Carolina Mobile Imaging VI LLC	10-16575 (AJG)	—
North Carolina Mobile Imaging VII LLC	10-16576 (AJG)	—
Open MRI, Inc.	10-16577 (AJG)	37,009
Parkway Imaging Center, LLC	10-16579 (AJG)	73,961
Signal Medical Services, Inc.	10-16580 (AJG)	—

	TOTAL	$13,916,284.95

See Notes to MOR.
FORM MOR-1A

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

SCHEDULE OF CASH DISBURSEMENTS

Debtor	Case No.	Amount
InSight Health Services Holdings Corp.	10-16564 (AJG)	$—
InSight Health Services Corp.	10-16565 (AJG)	—
Comprehensive Medical Imaging Centers, Inc.	10-16566 (AJG)	—
Comprehensive Medical Imaging, Inc.	10-16567 (AJG)	—
InSight Health Corp.	10-16568 (AJG)	9,082,179.04
Maxum Health Services Corp.	10-16569 (AJG)	532,294.34
North Carolina Mobile Imaging I LLC	10-16570 (AJG)	—
North Carolina Mobile Imaging II LLC	10-16571 (AJG)	—
North Carolina Mobile Imaging III LLC	10-16572 (AJG)	—
North Carolina Mobile Imaging IV LLC	10-16573 (AJG)	—
North Carolina Mobile Imaging V LLC	10-16574 (AJG)	—
North Carolina Mobile Imaging VI LLC	10-16575 (AJG)	—
North Carolina Mobile Imaging VII LLC	10-16576 (AJG)	—
Open MRI, Inc.	10-16577 (AJG)	93,450.49
Orange County Regional PET Center — Irvine, LLC	10-16578 (AJG)	—
Parkway Imaging Center, LLC	10-16579 (AJG)	132,834.28
Signal Medical Services, Inc.	10-16580 (AJG)	66,934.68

	TOTAL	$9,907,692.83

See Notes to MOR.
FORM MOR-1B

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

BANK ACCOUNT INFORMATION

Legal Entity	Description	Case No.	Bank	Account No. (last 4)	Account Type	Account Type	Bank Balance
InSight Health Services Corp.		10-16565 (AJG)	Bank of America	2168	Payroll	Disbursement	—

InSight Health Corp.	AhwatukeeMcDowell Mtn	10-16568 (AJG)	Bank of America	3784	Business Checking	Deposit	—
InSight Health Corp.	Arizona/Genesis	10-16568 (AJG)	Bank of America	7171	Lockbox	Depository Plus	—
InSight Health Corp.	Arlington	10-16568 (AJG)	Bank of America	7198	Business Checking	Depository Plus	—
InSight Health Corp.	ArrowHead	10-16568 (AJG)	Bank of America	3145	Business Checking	Depository Plus	—
InSight Health Corp.	Biltmore	10-16568 (AJG)	Bank of America	3924	Business Checking	Depository Plus	—
InSight Health Corp.	Broad Street	10-16568 (AJG)	Bank of America	1432	Business Checking	Depository Plus	—
InSight Health Corp.	Broad Street — JP Morgan Chase	10-16568 (AJG)	J.P. Morgan Chase	1627	Business Checking	Deposit	6,478
InSight Health Corp.	Camelback	10-16568 (AJG)	Bank of America	6941	Business Checking	Deposit	—
InSight Health Corp.	Del Sol	10-16568 (AJG)	Bank of America	3188	Business Checking	Depository Plus	—
InSight Health Corp.	East Mesa	10-16568 (AJG)	Bank of America	3929	Business Checking	Depository Plus	—
InSight Health Corp.	El Paso	10-16568 (AJG)	Bank of America	4013	Business Checking	Depository Plus	—
InSight Health Corp.	Fairfax	10-16568 (AJG)	Bank of America	4037	Business Checking	Depository Plus	—
InSight Health Corp.	Fountains	10-16568 (AJG)	Bank of America	3164	Business Checking	Depository Plus	—
InSight Health Corp.	Gateway	10-16568 (AJG)	Bank of America	3981	Business Checking	Depository Plus	—
InSight Health Corp.	Good Year	10-16568 (AJG)	Bank of America	3126	Business Checking	Depository Plus	—
InSight Health Corp.	Harbor-UCLA	10-16568 (AJG)	Bank of America	7087	Business Checking	Depository Plus	—
InSight Health Corp.	Los Gatos	10-16568 (AJG)	Bank of America	5244	Business Checking	Depository Plus	—
InSight Health Corp.	Mobile (Wholesale)	10-16568 (AJG)	Bank of America	7862	Lockbox	Lockbox	550,735
InSight Health Corp.	Mountain Diagnostics	10-16568 (AJG)	Bank of America	7170	Business Checking	Depository Plus	—
InSight Health Corp.	Mtn View	10-16568 (AJG)	Bank of America	3948	Business Checking	Depository Plus	—
InSight Health Corp.	Murfreesboro	10-16568 (AJG)	Bank of America	7169	Business Checking	Depository Plus	—
InSight Health Corp.	Murchison Park W El Pao	10-16568 (AJG)	Bank of America	3169	Business Checking	Depository Plus	—
InSight Health Corp.	Northern Cal Lockbox	10-16568 (AJG)	Bank of America	3863	Lockbox	Depository Plus	—
InSight Health Corp.	Olive View	10-16568 (AJG)	Bank of America	7088	Business Checking	Deposit	—
InSight Health Corp.	Orange County PET	10-16568 (AJG)	closed	0450	Lockbox	CLOSED	—
InSight Health Corp.	Patriot N El Paso	10-16568 (AJG)	Bank of America	3183	Business Checking	Depository Plus	—
InSight Health Corp.	Pleasanton	10-16568 (AJG)	Bank of America	7073	Business Checking	Depository Plus	—
InSight Health Corp.	Rancho	10-16568 (AJG)	Bank of America	7092	Business Checking	Depository Plus	—
InSight Health Corp.	Redwood	10-16568 (AJG)	Bank of America	7094	Business Checking	Depository Plus	—
InSight Health Corp.	San Francisco	10-16568 (AJG)	Bank of America	3882	Business Checking	Depository Plus	—
InSight Health Corp.	Sun View	10-16568 (AJG)	Bank of America	3206	Business Checking	Depository Plus	—
InSight Health Corp.	Sun View X Ray	10-16568 (AJG)	Bank of America	3201	Business Checking	Depository Plus	—
InSight Health Corp.	Thunderbird	10-16568 (AJG)	Bank of America	3962	Business Checking	Depository Plus	—
InSight Health Corp.	Virginia Lockbox	10-16568 (AJG)	Bank of America	4032	Lockbox	Depository Plus	—
InSight Health Corp.	Western LockBox	10-16568 (AJG)	Bank of America	3198	Lockbox	Lockbox	—
InSight Health Corp.	West Valley	10-16568 (AJG)	Bank of America	3140	Business Checking	Depository Plus	—
InSight Health Corp.	Woodbridge	10-16568 (AJG)	Bank of America	4051	Business Checking	Depository Plus	—
InSight Health Corp.	Wilkes-Barre	10-16568 (AJG)	Bank of America	1379	Lockbox	Lockbox	—
InSight Health Corp.	IHC — Utilities Escrow	10-16568 (AJG)	Bank of America	3550	Money Market		210,000
InSight Health Corp.	Corporate — Bond Collateral	10-16568 (AJG)	Bank of America	5489	Business Checking	Disbursement	3,312,023
InSight Health Corp.	Corporate — Concentration	10-16568 (AJG)	Bank of America	6521	Business Checking	Concentration	1,934,605
InSight Health Corp.	Controlled Disbursement (AP-New)	10-16568 (AJG)	Bank of America	5578	Accounts Payable	Disbursement	—
InSight Health Corp.	Controlled Disbursement (Refunds)	10-16568 (AJG)	Bank of America	1949	Accounts Payable	Disbursement	—
InSight Health Corp.	IHC — Flexible Benefits Plan — HSA	10-16568 (AJG)	Bank of America	0154	Business Checking	Disbursement	1,246
InSight Health Corp.	IHC — Flexible Benefits Plan2 — FSA	10-16568 (AJG)	Bank of America	7813	Business Checking	Disbursement	99,645
InSight Health Corp.	LC Collateral	10-16568 (AJG)	Bank of America	1602	Business Checking		—

Maxum Health Services Corp.	Dallas Region Lockbox	10-16569 (AJG)	Bank of America	5315	Lockbox	C-Lockbox	—
Maxum Health Services Corp.	Eighth Ave PET_CT	10-16569 (AJG)	Bank of America	6436	Business Checking	Depository Plus	—

Open MRI, Inc.	Hayward	10-16577 (AJG)	Bank of America	7081	Business Checking	Depository Plus	—

Parkway Imaging Center, LLC		10-16579 (AJG)	Bank of America	7364	Business Checking	Depository Plus	—

TOTAL							6,114,732

See Notes to MOR.
FORM MOR-1C

In re:	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated):	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

STATEMENT OF OPERATIONS
December 11, 2010 — December 31, 2010

	Current	Post-petition
	Reporting	Cumulative
	Period	To Date

Revenues	8,886,758	8,886,758

Costs and expenses:
Costs of services:
Salary and benefits	4,270,229	4,270,229
Severance	23,935	23,935
Bonus accrued but not paid	163,921	163,921
Recruiting and relocation	2,794	2,794
Travel and entertainment	196,261	196,261
Business meals & meetings	9,729	9,729
Equipment maintenance	20,767	20,767
Contractual maintenance	836,530	836,530
Vehicle operations-fleet	167,892	167,892
Vehicle operations-trailer	175,498	175,498
Occupancy	577,884	577,884
Office supplies	52,146	52,146
Communications	239,777	239,777
Consulting	67,052	67,052
Service supplies	389,246	389,246
Insurance	139,239	139,239
Taxes, licenses and fees	91,947	91,947
Accounting and legal	125,739	125,739
Transaction cost	6,585	6,585
Marketing	51,020	51,020
Sales	54,980	54,980
Bad debt	187,214	187,214
Reading fees	83,439	83,439
Billing fees	162,592	162,592
Gain on sale	(220,197)	(220,197)
Hardware maintenance	52,270	52,270
Software maintenance	137,975	137,975
Other	193,071	193,071

Total costs of services	8,259,535	8,259,535

Operating income	627,223	627,223
Equity in earnings	210,807	210,807

EBITDAL	838,030	838,030

Equipment lease	700,479	700,479

EBITDA	137,551	137,551

Depreciation	1,176,476	1,176,476
Amortization	114,973	114,973

Profit (loss) before taxes	(1,153,898)	(1,153,898)

Provision for reorganization	1,114,329	1,114,329
Income taxes	25,314	25,314

Net income (loss)	(2,293,541)	(2,293,541)

See Notes to MOR.
FORM MOR-2A

In re:	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated):	10-16564 (AJG)

	Debtor	Reporting Period:	December 31, 2010

STATEMENT OF OPERATIONS DETAIL — REORGANIZATION ITEMS

	Current Reporting	Cumulative Filing
REORGANIZATION ITEMS	Period	To Date

Professional Fees	$777,863	$777,863
U. S. Trustee Quarterly Fees	24,375	24,375
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(2)	(2)
DIP Facility Closing ($300,000) and Monthly Fees	311,992	311,992
Other Reorganization Expenses (attach detailed schedule)	100	100

Total Reorganization Expenses	1,114,329	1,114,329
Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR-2B

In re:	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated):	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

	BOOK VALUE CURRENT	BOOK VALUE AT END OF	BOOK VALUE ON
	REPORTING MONTH	PRIOR REPORTING	PETITION
	(12/31/10)	MONTH	DATE (12/10/10)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	114,496	—	2,170,435
Trade accounts receivable, net	20,160,729	—	19,871,688
Other receivables, net	346,216	—	273,499
Receivables from Non-Debtor entities	6,261,155	—	5,437,628
Other current assets (See detail below)	5,823,736	—	5,818,468

Total current assets	32,706,332	—	33,571,717

PROPERTY AND EQUIPMENT:
Vehicles	3,988,103	—	4,070,733
Land, building and leasehold improvements	29,861,402	—	29,854,562
Computer and office equipment	52,342,481	—	51,272,642
Diagnostic and related equipment	268,028,627	—	269,577,187
Construction In Progress	8,676,086	—	9,666,369
Fixed Asset Clearing	1,152,690	—	1,186,298
Equipment and vehicles under lease	1,594,794	—	1,594,794
MIS Equipment Clearing	221,872	—	209,161

Total property and equipment	365,866,055	—	367,431,745
Less: Accumulated depreciation	(303,076,106)	—	(303,949,954)

Property and equipment, net	62,789,949	—	63,481,791

INVESTMENT IN JOINT VENTURES	7,123,070	—	7,108,873
CASH, Restricted	3,947,024	—	3,312,022
OTHER ASSETS (See detail below)	286,835	—	287,789
GOODWILL and INTANGIBLE ASSETS, net	16,129,602	—	16,448,657

TOTAL ASSETS	122,982,813	—	124,210,850

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Liabilities subject to compromise	294,042,658	—	—
Current portion of equipment and other notes	124,827	—	288,157,175
Current portion of capital lease obligations	478,685	—	474,725
Accrued equipment related costs	897,545	—	929,954
Accounts payable and other accrued expenses (see detail below)	11,407,703	—	15,211,703
Accrued payroll and related costs	8,940,170	—	10,020,253
Deferred rent	986,398	—	984,237

Total current liabilities	316,877,986	—	315,778,046

LONG TERM LIABILITIES:
Equipment and other notes, less current portion	306,515	—	317,428
Capital lease obligations, less current portion	740,146	—	783,732
Long Term Deferred Income Taxes	5,401,554	—	5,431,808
Long Term Income Taxes Payable	834,139	—	799,063

Total long term liabilities	7,282,354	—	7,332,031

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock	8,644	—	8,644
Additional paid-in capital	37,642,005	—	37,626,764
Other Comprehensive Income	(22)	—	(22)
Accumulated earnings (deficit)	(238,828,154)	—	(236,534,613)

Total stockholders’ equity (deficit)	(201,177,527)	—	(198,899,227)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	122,982,813	—	124,210,850

See Notes to MOR.
FORM MOR-3

In re:	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated):	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010
BALANCE SHEET — continuation section

	BOOK VALUE CURRENT	BOOK VALUE AT END OF	BOOK VALUE ON
	REPORTING MONTH	PRIOR REPORTING	PETITION DATE
ASSETS	(12/31/10)	MONTH	(12/10/10)

Other Current Assets:
Prepaid insurance	2,145,611		2,046,280
Deposits — security	521,089		468,369
Prepaid hardware & software maintenance agreements	418,595		458,713
Medical inventory	361,615		361,615
Prepaid wholesale commissions	459,229		475,181
Prepaid operating lease payments	811,882		827,079
Prepaid other	1,105,716		1,181,230

Total other current assets	5,823,736	—	5,818,468

Other Assets:
Investment in Canadian Joint Venture	252,078	—	252,078
Other long-term assets	34,757	—	35,711

Total other assets	286,835	—	287,789

	BOOK VALUE CURRENT	BOOK VALUE AT END OF	BOOK VALUE ON
	REPORTING MONTH	PRIOR REPORTING	PETITION DATE
LIABILITIES	(12/31/10)	MONTH	(12/10/10)

Accounts payable and other accrued expenses:
Accrued professional and legal fees	1,248,837		732,627
Accrued physician fees	1,297,944		604,421
Accrued interest	17,864		5,577,751
Accrued taxes	254,009		192,615
Asset retirement obligations and center closure costs	344,134		416,208
Accrued business insurance	2,189,451		2,637,689
Accounts payable	2,247,314		88,960
Deferred revenue	533,416		185,536
Unclaimed funds	878,711		878,711
Other accrued expenses	2,396,023		3,897,186

	11,407,703		15,211,703

Liabilities Subject to Compromise:
FRN Bonds (net of bond discount)	288,033,441		—
FRN Accrued Interest	6,009,217		—

	294,042,658		—
See Notes to MOR.
FORM MOR-3

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

		Amount
		Withheld
Federal	Beginning Tax	and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	$—	536,153.35	533,772.39	12/29/2010		$2,380.96
FICA-Employee	—	309,736.16	308,647.45	12/29/2010		1,088.71
FICA-Employer	—	305,741.78	304,653.07	12/29/2010		1,088.71
Unemployment	—	2,127.46	2,116.69	12/29/2010		10.77
Income	—	67,623.00	—			67,623.00

Total Federal Taxes	$—	1,221,381.75	1,149,189.60			$72,192.15

State and Local
Withholding	$—	159,380.74	158,827.71	12/29/2010		$553.03
Sales	—	32,224.07	—			32,224.07
Excise	—	—	—			—
Unemployment	—	8,452.15	7,659.75	12/29/2010		792.40
Real Property	—	—	—			—
Personal Property	—	67,668.33	—			67,668.33
Disability and other	—	12,146.43	12,081.06	12/29/2010		65.37
Total State and Local	$—	279,871.72	178,568.52			$101,303.20

Total Taxes	$—	1,501,253.47	1,327,758.12	—	—	$173,495.35

SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	$170,515.79	$—	$—	$—	$—	$170,515.79
Wages Payable	1,207,729.49	—	—	—	—	1,207,729.49
Taxes Payable	173,495.35	—	—	—	—	173,495.35
Rent/Leases-Building	—	47,298.83	—	—	—	47,298.83
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Severance Payable	21,629.48	—	—	—	—	21,629.48
Physician Fees	693,523.00	—	—	—	—	693,523.00

Total Post-petition Debts	$2,266,893.11	$47,298.83	$—	$—	$—	$2,314,191.94

See Notes to MOR.
FORM MOR-4

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Retail	Wholesale	Total
Total Accounts Receivable (gross) at the beginning of the reporting period	$38,285,744	$9,555,714	$47,841,457
Plus: Gross charges	17,029,791	6,198,515	23,228,306
Less: Sales discounts	(11,281,445)	—	(11,281,445)
Less: Deferred billings	—	—	—
Less: Amounts collected during the period	(6,733,929)	(5,312,678)	(12,046,608)
Less: Bad debt write-offs	(313,020)	—	(313,020)
Less: Other adjustments	(88,742)	(102,844)	(191,586)
Plus: Patient refunds	80,002	—	80,002

Total Accounts Receivable (gross) at the end of the reporting period	36,978,400	10,338,706	47,317,106

Accounts Receivable Aging	Retail	Wholesale	Total
0 - 30 days old	$8,017,309	$5,829,307	$13,846,616
31 - 60 days old	10,053,286	2,141,748	12,195,034
61 - 90 days old	6,800,942	715,570	7,516,512
91 - 120 days old	4,766,844	472,179	5,239,023
121 - 150 days old	3,204,993	260,114	3,465,108
151-365 days old	4,391,550	772,549	5,164,099
365+ days old	(256,524)	147,238	(109,285)

Total Accounts Receivable	36,978,400	10,338,706	47,317,106

Less: Contractual allowances	$(21,107,717)	$—	(21,107,717)
Less: Bad Debts (Amount considered uncollectible)	(2,778,615)	(1,129,200)	(3,907,815)
Less: Radiologist Fee Reserve	(2,140,845)	—	(2,140,845)

Net Accounts Receivable	10,951,223	9,209,506	20,160,729
See Notes to MOR.
FORM MOR-5

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.
INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Louis E. Hallman, III	Salary	$8,365	$8,365
Patricia R. Blank	Salary	17,043	17,043
Bernard O’Rourke	Salary	15,747	15,747
Keith S. Kelson	Salary	15,000	15,000
Donald F. Hankus	Salary	12,261	12,261
Scott McKee	Salary	12,260	12,260
Clark Nielsen	Salary	10,673	10,673
Michael Jones	Salary	12,115	12,115
Clark Nielsen	Commission	1,555	1,555

TOTAL PAYMENTS TO INSIDERS		$105,019	$105,019

PROFESSIONALS

DATE OF COURT
ORDER
	AUTHORIZING				TOTAL INCURRED &
NAME	PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	UNPAID*

TOTAL PAYMENTS TO PROFESSIONALS

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
See Notes to MOR.
FORM MOR-6

In re	Insight Health Services Holdings Corp., et al.	Case No. (Jointly Administrated)	10-16564 (AJG)
	Debtor	Reporting Period:	December 31, 2010
DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item.
	Attach additional sheets if necessary.	Yes[1]	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post petition loans been been received by the Debtor from any party?	X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X
1. See Notes to MOR.
FORM MOR-7